EXHIBIT 10.1

FIRST AMENDMENT TO

LEASE AGREEMENT FOCAL POINTE BUSINESS PARK

NASHVILLE, TN

THIS FIRST AMENDMENT is made and entered into this 24th day of February, 2005, by and between BLEVENS FAMILY STORAGE, L.P., a Tennessee limited partnership ("Landlord") and Cross Country Seminars, Inc., a Delaware corporation ("Tenant")

WITNESSETH

WHEREAS, a Lease Agreement dated September 9, 2003 (the "Lease") was executed by and between Corporex Key Limited Partnership #8, a Kentucky Limited Partnership ("Corporex") and Tenant for approximately 9,070 square feet of space located at Corporex Business Park, Building A, Suite J, 1645 Murfreesboro Road, Nashville, Tennessee (the "Leased Premises"); and

WHEREAS, Landlord purchased Corporex Business Park located at 1645 Murfreesboro Road, Nashville, Tennessee by Warranty Deed of record in Instrument Number 20050105-0001668, Register's Office for Davidson County, Tennessee (the "Property"); and

WHEREAS, Landlord and Tenant desire to amend the Lease to note that Tenant is expanding the Premises and Landlord has agreed to provide a Tenant improvement allowance;

WHEREAS. Landlord has renamed the Property "Focal Pointe Business Park".

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, the parties hereby agree as set forth:

1.

Paragraph 1 (Premises) of the Lease is amended to reflect that Tenant is renting additional space located at Focal Pointe Business Park in Building A known as Suite L, consisting of approximately 3,444 square feet ("Suite L"). The Leased Premises consists of total rented space of 12,514 square feet as reflected on the revised Exhibit "A", attached hereto and incorporated herein by reference.

2.

Exhibit "D" of the Lease is amended to reflect the additional rental payment for Suite L shall commence on April 1, 2005 and shall end on August 31, 2007. The revised Exhibit "D" setting forth the rent payments for the Leased Premises is attached hereto and incorporated herein by reference.

3.

Exhibit "C" of the Lease is amended to add the following paragraph:

Landlord will provide Tenant with the following repairs and alterations to Suite L:

•

Replace carpet and rubber base

•

Paint the walls and door frames

•

Construct two new offices

•

Create a doorway between suites

•

Repair damage to drywall on the outside walls

•

Make necessary repairs to the ceiling tiles lighting and mini-blinds.

4.

Paragraph 11(b) of the Lease is revised to show Tenants ProRata Share as 12.5%.

5.

Except as herein modified and amended the Lease remains in full force and effect.

6.

Executed copies of this Amendment may be transmitted by facsimile, and a copy bearing a signature transmitted by facsimile shall have the same force and effect as an original signature.

LANDLORD:
Blevins Family Storage, L.P.
	By:	Blevins Real Estate, Inc.
	Title:	General Partner
Dated: 2/24/05	By:	/s/ J. WILLIAM BLEVENS
J. William Blevens
	Title:	President

TENANT:
Cross Country Seminars, Inc.
Dated: 2/24/05	By:	/s/ GREG GREENE
	Title:	President

EXHIBIT "D" ANNUAL BASE RENT

The Annual Base Rent for the initial term of this Lease is as follows:

YEAR	ANNUAL BASE RENT	MONTHLY BASE RENT
Lease Year 1	$81,630.00	$6,802.50
Lease Year 2
09/01/04-02/28/05	$99,826.02	$6,991.46
O4/01/05-08/31/05		$9,646.21
Lease Year 3	$118,022.04	$9,835.17
Lease Year 4	$120,289.56	$10,024.13

Notwithstanding Paragraph (7)(c) of this Lease, the following periods are defined to be the Lease Years.

Lease Year 1:	September 1, 2003	through	August 31, 2004
Lease Year 2:	September 1, 2004	through	August 31, 2005
Lease Year 3:	September 1, 2005	through	August 31, 2006
Lease Year 4:	September 1, 2006	through	August 31, 2007

In addition to the monthly installments of Annual Base Rent and Additional Rent, if any, the Tenant agrees to pay to Landlord all applicable sales, use and/or other taxes (whether Federal, State, or local), applicable to this Lease.

Initials:
LANDLORD: JWB
TENANT: GG